UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2006

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incoporation)		Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices)  (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On January 10, 2006, NovaDel Pharma Inc. (the “Company”) issued a press release to announce that the U.S. Patent and Trademark Office has issued to the Company two patents that further strengthen the Company’s intellectual property position in the oral spray delivery of pharmaceuticals, as further discussed in Item 8.01 below, which is incorporated by reference herein. Such press release is being furnished pursuant to this Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.   Other Events.

As discussed in Item 7.01, the issued patents cover the use of multiple classes of drugs in oral sprays, including those for the treatment of pain, central nervous system disorders and for anesthesia. The Company has been issued 14 patents in the U.S. and Europe and has approximately 120 patent applications pending in the U.S., Canada and Europe.

Patent number 6,969,508 covers NovaDel’s oral spray technology using any of the following compounds: anti-opioid agents, anti-migraine agents, pain control agents, and/or anesthetics. Among the specific pharmacologically active compounds specified in dependent claims is sumatriptan, the generic name for Imitrex(R).

Patent number 6,977,070 covers the application of NovaDel’s technology to compounds broadly used to treat disorders of the central nervous system in the following classes: aceylcholinesterase inhibitors, nerve impulse inhibitors, anti-chlorinergics, anti-convulsants, anti-psychotics, anxiolytic agents, dopamine metabolism inhibitors, agents to treat post stroke sequelae, neuroprotectants, agents to treat Alzheimer’s disease, neurotransmitters, neurotransmitter agonists, sedatives, agents for treating attention deficit disorder, agents for treating narcolepsy, central adregenic antagonists, anti-depression agents, agents for treating Parkinson’s disease, benzodiazepine antagonists, stimulants, neurotransmitter antagonists, tranquilizers, and mixtures thereof. Numerous specific pharmacologically active compounds are enumerated in the dependent claims, including sumatriptan and zolpidem, prescribed under the trade names Imitrex(R)and Ambien(R).

Item 9.01.   Financial Statements and Exhibits.

     (d)   Exhibits.

     99.1       Press release dated January 10, 2006, titled “NovaDel Issued U.S. Patents for Oral Spray Delivery of Major Classes of Pharmaceuticals.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc. By: /s/ Jean W. Frydman ————————————————— Name: Jean W. Frydman Title: Vice President and General Counsel

Date: January 13, 2006

EXHIBIT INDEX

Exhibit    Description

99.1	Press release dated January 10, 2006, titled “NovaDel Issued U.S. Patents for Oral Spray Delivery of Major Classes of Pharmaceuticals.”